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                                                                    Exhibit 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-3




Section 7.3 Indenture                            Distribution Date: 11/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     2,040,885.00
             Class B Note Interest Requirement                       190,688.75
             Class C Note Interest Requirement                       325,790.63
                       Total                                       2,557,364.38

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.70500
             Class B Note Interest Requirement                          1.91167
             Class C Note Interest Requirement                          2.54028

(iii) Aggregate Outstanding Principal Balance of the Notes Class A Note Principal Balance 1,197,000,000 Class B Note Principal Balance 99,750,000 Class C Note Principal Balance 128,250,000

(iv)    Amount on deposit in Owner Trust Spread Account           14,250,000.00

(v)     Required Owner Trust Spread Account Amount                14,250,000.00



                                             By:
                                                 --------------------
                                             Name:  Patricia M. Garvey
                                             Title: Vice President